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                                                                       BLACKROCK

                      RETAIL FUND PARTICIPATION AGREEMENT

THIS AGREEMENT, made and entered into this 8th of December, 2004, by and among HARTFORD LIFE INSURANCE COMPANY, a stock life insurance company organized under the laws of Connecticut (hereinafter the "COMPANY"), on its own behalf and on behalf of each separate account of the Company set forth in SCHEDULE A hereto, as may be amended from time to time (each such account hereinafter referred to as a "SEPARATE ACCOUNT"), BlackRock Funds(SM), an open-end management investment company organized under the laws of Massachusetts (hereinafter the "FUND"), BlackRock Advisors, Inc. (the "Adviser"), the investment adviser of the Fund , and BlackRock Distributors, Inc., a Delaware corporation (hereinafter the "UNDERWRITER").

                                  WITNESSETH:

WHEREAS, beneficial interests in the Fund are divided into several series of shares, each representing the interest in a particular managed portfolio of securities and other assets (the "PORTFOLIOS"); and

WHEREAS, the Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (hereinafter the "1940 ACT") and its shares are registered under the Securities Act of 1933, as amended (hereinafter the "1933 ACT"); and

WHEREAS, the Company issues certain group variable annuity contracts and group funding agreements (the "CONTRACTS ") in connection with retirement plans intended to meet the qualification requirements of Sections 401, 403(b) or 457 of the Internal Revenue Code of 1986, as amended (the "CODE "); and

WHEREAS, each Separate Account is a duly organized, validly existing segregated asset account, established by resolution of the Board of Directors of the Company under the insurance laws of the State of Connecticut to set aside and invest assets attributable to the Contracts; and

WHEREAS, The Adviser is the investment adviser of the Portfolios of the Fund and is duly registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "ADVISERS ACT"), and any applicable state securities laws; and

WHEREAS, the Underwriter is the principal underwriter for the Fund and is registered as a broker-dealer with the Securities and Exchange Commission (hereinafter the "SEC") under the Securities Exchange Act of 1934, as amended (hereinafter the "1934 ACT"), and is a member in good standing of the National Association of Securities Dealers, Inc. (hereinafter the "NASD");and

WHEREAS, to the extent permitted by applicable insurance laws and regulations, the Company intends to purchase shares in certain Portfolios as agreed to by the parties from time to time on behalf of each Separate Account set forth on SCHEDULE A to fund the Contracts and the Underwriter is authorized to sell such shares to unit investment trusts such as the Separate Accounts at net asset value.

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NOW, THEREFORE, in consideration of their mutual promises, the Company, the
Fund, the Adviser and the Underwriter agree as follows:

               ARTICLE I. Purchase and Redemption of Fund Shares.

1.1 The Underwriter, on behalf of the Fund, agrees to sell to the Company those shares of the Portfolios which the Company orders on behalf of any Separate Account, executing such orders on a daily basis at the net asset value next computed after receipt and acceptance by the Fund or its designee of such order. For purposes of this Section, the Company shall be the designee of the Fund for receipt of such orders from each Separate Account. Receipt by such designee shall constitute receipt by the Fund; provided that the Fund receives notice of such order via the National Securities Clearing Corporation (the "NSCC") by 8:30 a.m. Eastern Time on the next following Business Day. The Fund will receive all orders to purchase Portfolio shares using the NSCC's Defined Contribution Clearance & Settlement ("DCC&S") platform. The Fund will also provide the Company with account positions and activity data using the NSCC's Networking platform. The Company shall pay for Portfolio shares by the scheduled close of federal funds transmissions on the same Business Day it places an order to purchase Portfolio shares in accordance with this section using the NSCC's Fund/SERV System. Payment shall be in federal funds transmitted by wire from the Company's designated Settling Bank to the NSCC. "BUSINESS DAY" shall mean any day on which the New York Stock Exchange is open for trading and on which the Fund calculates it net asset value pursuant to the rules of the SEC. "NETWORKING" shall mean the NSCC's product that allows the Fund and the Company to exchange account level information electronically. "SETTLING BANK" shall mean the entity appointed by the Fund to perform such settlement services on behalf of the Fund and agrees to abide by the NSCC's Rules and Procedures insofar as they relate to the same day funds settlement.

If the Company is somehow prohibited from submitting purchase and settlement instructions to the Fund for Portfolio shares via the NSCC's DCC&S platform the following shall apply to this Section:

The Underwriter, on behalf of the Fund, agrees to sell the Company those shares of the Portfolios which the Company orders on behalf of any Separate Account, executing such orders on a daily basis at the net asset value next computed after receipt and acceptance by the Fund or its designee of such order. For purposes of this Section, the Company shall be the designee of the Fund for the receipt of such orders from the Separate Account and receipt by such designee shall constitute receipt by the Fund; provided that the Fund receives notice of such order by 9:45 a.m. Eastern Time on the next following Business Day. The Company shall pay for Portfolio shares by the scheduled close of federal funds transmissions on the same Business Day it places an order to purchase Portfolio shares in accordance with this section. Payment shall be in federal funds transmitted by wire to the Fund's designated custodian. "BUSINESS DAY" shall mean any day on which the New York Stock Exchange is open for trading and on which the Fund calculates it net asset value pursuant to the rules of the SEC.

1.2 The Underwriter, on behalf of the Fund, agrees to make shares of the Portfolios available indefinitely for purchase at the applicable net asset value per share by the Company on Business Days; provided, however, that the Board of Trustees of the Fund (hereinafter the "TRUSTEES") may refuse to sell shares of any Portfolio to any person, or suspend or terminate the offering of shares of any Portfolio if such action is required by law or by regulatory authorities having jurisdiction or is, in the sole discretion of the Trustees, acting in good faith and in compliance with their fiduciary duties under federal and any applicable state laws, necessary in the best interests of the shareholders of any Portfolio.

1.3 The Underwriter agrees that the Fund will redeem for cash, upon the Company's request, any full or fractional shares of the Fund held by the Company on behalf of a Separate

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Account, executing such requests on a daily basis at the net asset value next computed after receipt and acceptance by the Fund or its designee of the request for redemption. For purposes of this Section, the Company shall be the designee of the Fund for receipt of requests for redemption from each Separate Account and receipt by such designee shall constitute receipt by the Fund; provided the Fund receives notice of such request for redemption via the NSCC by 8:30 a.m. Eastern Time on the next following Business Day. The Fund will receive all orders to redeem Portfolio shares using the NSCC's DCC&S platform. The Fund will also provide the Company with account positions and activity data using the NSCC's Networking platform. Payment for Fund shares redeemed shall be made in accordance with this section using the NSCC's Fund/SERV System. Payment shall be in federal funds transmitted by the NSCC to the Separate Account's Settling Bank as designated by the Company, on the same Business Day the Fund or the Underwriter receives notice of the redemption order from the Company provided that the Fund or the Underwriter receives notice by 8:30 a.m. Eastern Time on such Business Day.

If the Company is somehow prohibited from submitting redemption and settlement instructions to the Fund for Portfolio shares via the NSCC's DCC&S platform the following shall apply to this Section:

The Underwriter agrees that the Fund will redeem for cash, upon the Company's request, any full or fractional shares of the Fund held by the Company on behalf of a Separate Account, executing such requests on a daily basis at the net asset value next computed after receipt and acceptance by the Fund or its designee of the request for redemption. For purposes of this Section, the Company shall be the designee of the Fund for receipt of requests for redemption from each Separate Account and receipt by such designee shall constitute receipt by the Fund; provided the Fund receives notice of such request for redemption by 9:45 a.m. Eastern Time on the next following Business Day. Payment shall be in federal funds transmitted by wire to the Separate Account as designated by the Company, on the same Business Day the Fund receives notice of the redemption order from the Company provided that the Fund receives notice by 9:45 a.m. Eastern Time on such Business Day.

1.4 The Company agrees to purchase and redeem the shares of the Portfolios offered by the then current prospectus of the Fund in accordance with the provisions of the applicable prospectus.

1.5 The Company will place net purchase/redemption orders to purchase or redeem shares of each Portfolio.

1.6 Issuance and transfer of the Fund's shares will be by book entry only. Share certificates will not be issued to the Company or any Separate Account. Purchase and redemption orders for Fund shares will be recorded in an appropriate title for each Separate Account or the appropriate subaccount of each Separate Account.

1.7 The Fund shall furnish notice to the Company of any income, dividends or capital gain distributions payable on the Fund's shares no later than the ex-dividend date. The Company hereby elects to receive all such dividends and distributions as are payable on a Portfolio's shares in the form of additional shares of that Portfolio. The Fund shall notify the Company of the number of shares so issued as payment of such dividends and distributions no later than one Business Day after issuance. The Company reserves the right to revoke this election and to receive in cash all such dividends and distributions declared after receipt of notice of revocation by the Fund.

1.8 The Fund shall make the net asset value per share for each Portfolio available to the Company on a daily basis as soon as reasonably practical after the close of trading each Business Day, but in no event later than 6:45 p.m. Eastern Time on such Business Day.

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       A.  If the Fund provides materially incorrect share net asset value information through no fault of the Company, the Separate Accounts shall be entitled to an adjustment with respect to the Portfolio shares purchased or redeemed to reflect the correct net asset value per share.

       B. The determination of the materiality of any net asset value pricing error and its correction shall be based on the SEC's recommended guidelines regarding these errors. Any material error in the calculation or reporting of net asset value per share, dividend or capital gain information shall be reported promptly to the Company upon discovery. The Adviser shall indemnify and hold harmless the Company against any amount the Company is legally required to pay Contract owners, participants or beneficiaries that have selected a Portfolio as an investment option, and which amount is due to the Fund's or its agents' material miscalculation and/or incorrect reporting of the daily net asset value, dividend rate or capital gains distribution rate. The Company shall submit an invoice to the Adviser or its agents for such losses incurred as a result of the above which shall be payable within sixty (60) days of receipt. Should a material miscalculation by the Fund or its agents result in a gain to the Company, the Company shall immediately reimburse the Fund, the applicable Portfolios or its agents for any material losses incurred by the Fund, the applicable Portfolio or its agents as a result of the incorrect calculation. Should a material miscalculation by the Fund or its agents result in a gain to Contract owners, participants, or beneficiaries, the Company will consult with the Fund or its designee as to what reasonable efforts shall be made to recover the money and repay the Fund, the applicable Portfolio or its agents. The Company shall then make such reasonable effort, at the expense of the Fund or its agents, to recover the money and repay the Fund, the applicable Portfolio or its agents; but the Company shall not be obligated to take legal action against Contract owners, participants or beneficiaries.

                   ARTICLE II. Representations and Warranties

2.1. The Company represents and warrants that the Contracts are or will be registered unless exempt and that it will make every effort to maintain such registration under the 1933 Act to the extent required by the 1933 Act; and that the Contracts are intended to be issued and sold in compliance in all material respects with all applicable federal and state laws. The Company further represents and warrants that it is an insurance company duly organized and in good standing under applicable law and that it has legally and validly established each Separate Account prior to any issuance or sale of Contracts, shares or other interests therein, as a segregated asset account under the insurance laws of the State of Connecticut and has registered or, prior to any issuance or sale of the Contracts, will register and will maintain the registration of each Separate Account as a unit investment trust in accordance with and to the extent required by the provisions of the 1940 Act, unless exempt therefrom, to serve as a segregated investment account for the Contracts. Unless exempt, the Company shall amend its registration statement for its Contracts under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its Contracts. The Company shall register and qualify the Contracts for sale in accordance with securities laws of the various states only if and to the extent deemed necessary by the Company.

2.2 The Underwriter represents and warrants that (i) Fund shares sold pursuant to this Agreement shall be registered under the 1933 Act and duly authorized for issuance in accordance with applicable law and that the Fund is and shall remain registered under the 1940 Act for as long as the Fund shares are sold; (ii) the Fund shall amend the registration statement for its shares under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its shares; and (iii) the Fund shall register and qualify its shares for sales in

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accordance with the laws of the various states only if and to the extent deemed advisable by the Fund or the Underwriter.

2.3 The Adviser represents that each Portfolio (a) is currently qualified as a Regulated Investment Company under Subchapter M of the Code; (b) will make every effort to maintain such qualification (under Subchapter M or any successor or similar provision); and (c) will notify the Company immediately upon having a reasonable basis for believing that such Portfolio has ceased to so qualify.

2.4 To the extent that the Fund finances distribution expenses pursuant to Rule 12b-1 under the 1940 Act, the Underwriter represents that the Fund's Board of Trustees , including a majority of its Trusteeswho are not interested persons of the Fund, have formulated and approved a plan under Rule 12b-1 to finance distribution expenses.

2.5 The Fund, the Adviser and the Underwriter make no representation as to whether any aspect of the Fund's operations (including, but not limited to, fees and expenses and investment policies) complies with the insurance laws or insurance regulations of the various states.

2.6 The Underwriter represents and warrants that it is a member in good standing of the NASD and is registered as a broker-dealer with the SEC. The Underwriter further represents that it will sell and distribute the Fund shares in accordance in all material respects with all applicable federal and state securities laws, including without limitation the 1933 Act, the 1934 Act, and the 1940 Act.

2.7 The Adviser represents that the Fund is lawfully organized and validly existing under the laws of the State of Massachusetts and that the Fund has complied in all material respects with applicable provisions of the 1940 Act.

2.8 The Adviser represents and warrants that all of the Fund's Trustees, officers, employees, investment advisers, and other individuals/entities having access to the funds and/or securities of the Fund are and continue to be at all times covered by a blanket fidelity bond or similar coverage for the benefit of the Fund in an amount not less than the minimum coverage as required by Rule 17g-1 under the 1940 Act or related provisions as may be promulgated from time to time. The aforesaid Bond includes coverage for larceny and embezzlement and is issued by a reputable bonding company.

2.9 The Company represents and warrants that all of its directors, officers, employees, investment advisers, and other individuals/entities dealing with the money and/or securities of the Fund are covered by a blanket fidelity bond or similar coverage in an amount not less than $5 million. The aforesaid includes coverage for larceny and embezzlement and is issued by a reputable bonding company.

2.10 The Adviser represents and warrants that it is duly registered in all material respects under all applicable federal and state securities laws and that the Adviser shall perform its obligations for the Fund in compliance in all material respects with any applicable federal securities laws.

2.11 The Company represents and warrants that at all times during which it services shares of the Fund, the Company will remain in compliance with all regulations to which it is subject issued under the USA PATRIOT Act relating thereto, including without limitation rules requiring the Company to implement an Anti-Money Laundering Program and a Customer Identification Program ("CIP"). The Company will, upon the Underwriter's reasonable request, not more than once each year, certify to the Underwriter that the Company remains in compliance with such rules; including, that the Company (i) reasonably verifies the identity of each new

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customer (using the data elements), (ii) takes appropriate action with respect to persons the identities of whom it can't verify, and (iii) retains all records for required time periods, each at least to an extent required by relevant USA PATRIOT Act regulation. The Company represents and warrants that it has policies and procedures in place in order to comply with all applicable requirements under the provisions of the International Money Laundering Abatement Act, the Bank Secrecy Act ("BSA") and any other anti-money laundering law, rule or regulation applicable to it as a financial institution under the BSA, or otherwise. Subject to legal restrictions, the Company will, upon request, promptly provide to the Underwriter evidence of those policies and procedures and the Company's compliance therewith and/or evidence establishing the identities and sources of funds for each purchase of shares of the Fund.

2.12 The Company represents and warrants that it will follow all requirements, rules and regulations in connection with its handling of orders for transactions in the shares of the Fund and the services it provides under this Agreement, including, without limitation, Rule 22c-1(a) under the 1940 Act and all requirements to provide specific disclosure regarding fees it receives under this Agreement. The Company agrees that any orders transmitted to the Underwriter, the Fund or its agent are subject to the terms and conditions of the Fund's prospectus (including, without limitation, those provisions regarding the purchase, exchange and redemption of Fund shares and policies to deter market timing and other inappropriate trading activity such as any redemption fees and any limitations on exchanges) and this Agreement and are subject to acceptance or rejection by the Fund in its sole discretion. The Company's handling of orders for transactions of Fund shares shall also comply with the Company's internal policies and procedures, which the Company believes to be appropriate and sufficient with regard to the handling of Fund orders on a timely basis and which the Company believes provide adequate controls and procedures to ensure ongoing compliance with all applicable laws, rules and regulations. The Company agrees that upon notice from the Underwriter or the Funds that any Contract owners are engaging in a pattern of purchases, redemptions and/or exchanges of shares that appears to evidence market timing, it will use best efforts to identify and address such trading activity. Such efforts will include working with contract owners to develop and implement a written policy to deter and/or terminate any such pattern of trading activity. The Company further agrees to promptly notify the Underwriter and the Funds in writing of such pattern and shall cooperate fully with the Underwriter, the Funds or its designee in any investigation.

        ARTICLE III. Prospectuses; Reports and Proxy Statements; Voting

3.1 The Fund shall provide the Company at no charge with as many printed copies of the Fund's current prospectus and statement of additional information as the Company may reasonably request. If requested by the Company, in lieu of providing printed copies of the Fund's current prospectus and statement of additional information, the Fund shall provide camera-ready film, computer diskettes, e-mail transmissions or PDF files containing the Fund's prospectus and statement of additional information, and such other assistance as is reasonably necessary in order for the Company once each year (or more frequently if the prospectus and/or statement of additional information for the Fund are amended during the year) to have the prospectus for the Contracts (if applicable) and the Fund's prospectus printed together in one document or separately. The Company may elect to print the Fund's prospectus and/or its statement of additional information in combination with other fund companies' prospectuses and statements of additional information; provided, however, that upon such election by the Company, the Company shall provide to the Adviser for review and approval a copy of the Fund's prospectus and/or statement of additional information as it or they are to be combined with other fund companies' prospectuses and statements of additional information.

3.2(a). The Fund shall provide the Company at no charge with copies of the Fund's proxy statements, Fund reports to shareholders, and other Fund communications to shareholders in such

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quantity as the Company shall reasonably require for distributing to Contract owners.

3.2(b). The Fund and/or the Adviser shall pay for the cost of typesetting, printing and distributing all Fund prospectuses, statements of additional information, Fund reports to shareholders and other Fund communications to Contract owners and prospective Contract owners. The Fund and/or the Adviser shall pay for all costs for typesetting, printing and distributing proxy materials.

3.3. The Fund's statement of additional information shall be obtainable by Contract owners from the Fund, the Underwriter, the Company or such other person as the Fund may designate.

3.4 If and to the extent required by law the Company shall distribute all proxy material furnished by the Fund to Contract owners to whom voting privileges are required to be extended and shall:

       A.  solicit voting instructions from Contract owners;

       B. vote the Fund shares held in the Separate Account in accordance with instructions received from Contract owners; and

       C. so long as and to the extent that the SEC continues to interpret the 1940 Act to require pass through voting privileges for variable annuity contract owners, vote Fund shares held in the Separate Account for which no timely instructions have been received, in the same proportion as Fund shares of such Portfolio for which instructions have been received from the Company's Contract owners. The Company reserves the right to vote Fund shares held in any segregated asset account for its own account, to the extent permitted by law. Notwithstanding the foregoing, with respect to the Fund shares held by unregistered Separate Accounts that issue Contracts issued in connection with employee benefit plans subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended, the Company shall vote such Fund shares allocated to such Contracts only in accordance with the Company's agreements with such Contract owners.

3.5 The Fund will comply with all provisions of the 1940 Act requiring voting by shareholders. The Fund will not hold annual meetings but will hold such special meetings as may be necessary from time to time. Further, the Fund will act in accordance with the SEC interpretation of the requirements of Section 16(a) of the 1940 Act with respect to periodic elections of trustees and with whatever rules the SEC may promulgate with respect thereto.

                   ARTICLE IV. Sales Material and Information

4.1 The Company shall furnish, or shall cause to be furnished, to the Fund, the Underwriter or their designee, each piece of sales literature or other promotional material prepared by the Company or any person contracting with the Company in which the Fund, the Adviser or the Underwriter is described, at least five calendar days prior to its use. No such literature or material shall be used without prior approval from the Fund, the Underwriter or their designee, however, the failure to object in writing within three Business Days will be deemed approval.

4.2 Neither the Company nor any person contracting with the Company shall give any

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information or make any representations or statements on behalf of the Fund or concerning the Fund in connection with the sale of the Contracts other than the information or representations contained in the registration statement or prospectus for the Fund shares, as such registration statement and prospectus may be amended or supplemented from time to time, or in reports to shareholders or proxy statements for the Fund, or in sales literature or other promotional material approved by the Fund or its designee, except with the permission of the Fund or its designee.

4.3 The Fund shall furnish, or shall cause to be furnished, to the Company or its designee, each piece of sales literature or other promotional material in which the Company or any Separate Account is named, at least five calendar days prior to its use. No such literature or material shall be used without prior approval from the Company or its designee, however, the failure to object in writing within three Business Days will be deemed approval.

4.4 Neither the Fund nor the Underwriter shall give any information or make any representations on behalf of the Company or concerning the Company, each Separate Account, or the Contracts other than the information or representations contained in the Contracts, a disclosure document, registration statement or prospectus for the Contracts (if applicable), as such registration statement and prospectus may be amended or supplemented from time to time, or in published reports for each Separate Account which are in the public domain or approved by the Company for distribution to Contract owners or participants, or in sales literature or other promotional material approved by the Company, except with the permission of the Company.

4.5 The Fund will provide to the Company at least one complete copy of all prospectuses, statements of additional information, reports to shareholders, proxy statements, and all amendments to any of the above, that relate to the Fund or its shares, promptly after the filing of such document with the SEC or other regulatory authorities.

4.6. The Company will provide to the Fund at least one complete copy of all prospectuses, statements of additional information, reports, solicitations for voting instructions, and all amendments to any of the above, if applicable to the investment in a Separate Account or Contract, promptly after the filing of such document with the SEC or other regulatory authorities.

4.7 For purposes of this Article IV, the phrase "sales literature or other promotional material" includes, but is not limited to, advertisements (such as material published, or designed for use in, a newspaper, magazine, or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, Internet, or other public media), sales literature (i.e., any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, electronic mail, seminar texts, reprints or excerpts of any other advertisement, sales literature, or published article), educational or training materials or other communications distributed or made generally available to some or all agents or employees, registration statements, disclosure documents, prospectuses, statements of additional information, shareholder reports, and proxy materials.

4.8 The Company agrees and acknowledges that the Company has no right, title or interest in the names and marks of the Fund and that all use of any designation comprised in whole or part of such names or marks under this Agreement shall inure to the benefit of the Fund, the Adviser and the Underwriter. Except as provided in Section 4.1, the Company shall not use any such names or marks on its own behalf or on behalf of a Separate Account in connection with marketing the Contracts without prior written consent of the Fund, the Adviser or the Underwriter. Upon termination of this Agreement for any reason, the Company shall cease all use of any such names or marks.

4.9 The Underwriter agrees and acknowledges that it has no right, title or interest in the

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names and marks of the Company, and that all use of any designation comprised in whole or part of such names or marks under this Agreement shall inure to the benefit of the Company. Except as provided in Section 4.3, the Underwriter shall not use any such names or marks on its own behalf or on behalf of the Fund in connection with marketing the Fund without prior written consent of the Company. Upon termination of this Agreement for any reason, the Underwriter shall cease all use of any such names or marks.

                          ARTICLE V. Fees and Expenses

5.1 The Fund and Adviser, as applicable, shall pay the fees and expenses provided for in the attached SCHEDULE B. In return for the Service Fees payable by the Fund pursuant to Schedule B, the Company agrees that it will provide the following services to its holders of Contracts: general shareholder liaison services, including, but not limited to (i) answering Contract owner inquiries regarding account status and history, the manner in which purchases, exchanges and redemptions of shares may be effected and certain other matters pertaining to the Contract owners' investments; and (ii) assisting Contract owners in designating and changing account designations and addresses. In return for the Operational Fees payable by the Adviser pursuant to Schedule B, the Company agrees that it will provide certain services relating to the processing and administration of shareholder accounts, which may include some or all of the following: (i) providing necessary personnel and facilities to establish and maintain shareholder accounts and records; (ii) assisting in aggregating and processing purchase, exchange and redemption transactions; (iii) placing net purchase and redemption orders with the Underwriter; (iv) arranging for wiring of funds; (v) transmitting and receiving funds in connection with Contract owner orders to purchase or redeem shares; (vi) processing dividend payments; (vii) verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts, as necessary; (viii) providing periodic statements showing a Contract owner's account balance and, to the extent practicable, integrating such information with other customer transactions otherwise effected through or with the Company;
(ix) furnishing (either separately or on an integrated basis with other reports sent to a Contract owner by the Company) monthly and year-end statements and confirmations of purchases, exchanges and redemptions; (x) transmitting proxy statements, annual reports, updating prospectuses and other communications to Contract owners ; (xi) receiving, tabulating and transmitting to the Fund or its agents proxies executed by shareholders with respect to shareholder meetings;
(xii) providing subaccounting with respect to shares beneficially owned by Contract owners or the information to the Fund necessary for subaccounting;
(xiii) sub-transfer agency services; and (xiv) providing such other similar services as the Adviser may request.

                          ARTICLE VI. Indemnification

6.1  Indemnification By The Company

       (a) The Company agrees to indemnify and hold harmless the Fund, the Adviser and the Underwriter and each of their respective trustees, directors, officers, employees or agents and each person, if any, who controls the Fund, the Adviser or the Underwriter within the meaning of section 15 of the 1933 Act (collectively, the "INDEMNIFIED PARTIES" for purposes of this Section 6.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Company) or litigation (including reasonable legal and other expenses), to which the Indemnified Parties may become subject under any statute or regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Fund's shares or the Contracts and:

         (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the disclosure statement, registration statement,

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               prospectus or statement of information for the Contracts or contained in the Contracts or sales literature or other promotional material for the Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that this agreement to indemnify shall not apply as to an Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished by such Indemnified Party to the Company on behalf of the Fund for use in the registration statement, prospectus or statement of additional information for the Contracts or in the Contracts or sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Fund shares; or

         (ii) arise out of or as a result of (a) statements or representations by or on behalf of the Company (other than statements or representations contained in the Fund registration statement, Fund prospectus or sales literature or other promotional material of the Fund not supplied by the Company, or persons under its control and other than statements or representations authorized by the Fund, the Underwriter or the Adviser); or (b) the willful misfeasance, bad faith, negligence or reckless disregard of duty of the Company or persons under its control, with respect to the sale or distribution of the Contracts or Fund shares; or

         (iii) arise out of or as a result of any untrue statement or alleged untrue statement of a material fact contained in the Fund registration statement, Fund prospectus, statement of additional information or sales literature or other promotional material of the Fund (or any amendment thereof or supplement thereto) or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon and in conformity with information furnished to the Fund, the Adviser or the Underwriter by the Company or persons under its control; or

         (iv) arise as a result of any material failure by the Company to provide the services and furnish the materials under the terms of this Agreement; or

         (v) arise out of or result from any material breach of any representation and/or warranty made by the Company in this Agreement or arise out of or result from any other material breach by the Company of this Agreement; except to the extent provided in Sections 6.1(b) and 6.4 hereof.

       (b) No party shall be entitled to indemnification to the extent that such loss, claim, damage, liability or litigation is due to the willful misfeasance, bad faith, negligence or reckless disregard of duty by the party seeking indemnification.

       (c) In accordance with Section 6.3 hereof, the Indemnified Parties will promptly notify the Company of the commencement of any litigation or proceedings against them in connection with the issuance or sale of the Fund shares or the Contracts or the operation of the Fund.

6.2  Indemnification By the Underwriter

       (a) The Underwriter agrees, with respect to each Portfolio that it distributes, to indemnify and hold harmless the Company and each of its directors, officers, employees or agents and each person, if any, who controls the Company within the meaning of section 15 of the 1933 Act (collectively, the "INDEMNIFIED PARTIES" for purposes of this Section 6.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Underwriter) or litigation (including reasonable legal and other expenses) to which the

             Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the shares of the Portfolios that it distributes or the Contracts and:

         (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement, prospectus or statement of additional information for the Fund or sales literature or other promotional material of the Fund (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished by such Indemnified Party to the Fund, the Adviser or the Underwriter on behalf of the Company for use in the registration statement, prospectus or statement of additional information for the Fund or in sales literature of the Fund (or any amendment or supplement thereto) or otherwise for use in connection with the sale of the Contracts or the Portfolio shares; or

         (ii) arise out of or as a result of (a) statements or representations by or on behalf of the Underwriter (other than statements or representations contained in the registration statement, prospectus or sales literature for the Contracts not supplied by the Fund or the Underwriter or persons under their respective control and other than statements or representations authorized by the Company); or (b) the willful misfeasance, bad faith, negligence or reckless disregard of duty of the Underwriter or persons under the control of the Underwriter with respect to the sale or distribution of the Contracts or Portfolio shares; or

         (iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, statement of additional information or sales literature or other promotional material with respect to the Contracts (or any amendment thereof or supplement thereto), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon and in conformity with information furnished to the Company by the Underwriter or persons under the control of the the Underwriter; or

         (iv) arise as a result of any material failure by the Underwriter to provide the services and furnish the materials under the terms of this Agreement; or

         (v) arise out of or result from any material breach of any representation and/or warranty made by the Underwriter in this Agreement or arise out of or result from any other material breach of this Agreement by the Underwriter; except to the extent provided in Sections 6.2(b) and 6.3 hereof.

       (b) No party shall be entitled to indemnification to the extent that such loss, claim, damage, liability or litigation is due to the willful misfeasance, bad faith, negligence or reckless disregard of duty by the party seeking indemnification.

       (c) In accordance with Section 6.3 hereof, the Indemnified Parties will promptly notify the Underwriter of the commencement of any litigation or proceedings against them in connection with the issuance or sale of the Fund shares or the Contracts or the operation of the Separate Accounts.

6.3  Indemnification Procedure

       (a) Any person obligated to provide indemnification under this Article VI ("INDEMNIFYING PARTY" for the purpose of this Section 6.3) shall not be liable under the indemnification provisions of this Article VI with respect to any claim made against a party entitled to indemnification under this Article VI ("INDEMNIFIED PARTY" for the purpose of this Section 6.3) unless such Indemnified Party shall have notified the Indemnifying Party in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such party shall have received notice of such service on any designated agent), but failure to notify the Indemnifying Party of any such claim shall not relieve the Indemnifying Party from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of the indemnification provision of this Article VI. In case any such action is brought against the Indemnified Party, the Indemnifying Party will be entitled to participate, at its own expense, in the defense thereof. The Indemnifying Party also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Indemnifying Party to the Indemnified Party of the Indemnifying Party's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by the Indemnified Party, and the Indemnifying Party will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation, unless:

         (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or

         (ii) the named parties to any such proceeding (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them.

A successor by law of the parties to this Agreement shall be entitled to the benefits of the indemnification contained in this Article VI. The indemnification provisions contained in this Article VI shall survive any termination of this Agreement.

                          ARTICLE VII. Applicable Law

7.1 This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the State of New York.

7.2 This Agreement shall be subject to the provisions of the 1933, 1934 and 1940 Acts, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the SEC may grant and the terms hereof shall be interpreted and construed in accordance therewith.

                           ARTICLE VIII. Termination

8.1  This Agreement shall terminate:

       (a) at the option of any party upon six months' advance written notice to the other parties unless otherwise agreed in a separate written agreement among the parties; or

       (b) at the option of the Fund, the Adviser or the Underwriter upon institution of formal proceedings against the Company by the NASD, NASD Regulation, Inc. ("NASDR"), the SEC, the insurance commission of any state or any other regulatory body regarding the

             Company's duties under this Agreement or related to the sale of the Contracts, the administration of the Contracts, the operation of the Separate Accounts, or the purchase of the Fund shares, which in the judgment of the Fund, the Underwriter or the Adviser are reasonably likely to have a material adverse effect on the Company's ability to perform its obligations under this Agreement; or

       (c) at the option of the Company upon institution of formal proceedings against the Fund, the Underwriter or the Adviser by the NASD, NASDR, the SEC, or any state securities or insurance department or any other regulatory body, related to the purchase or sale of the Fund shares or the operation of the Fund which in the judgment of the Company are reasonably likely to have a material adverse effect on the Adviser's, the Underwriter's or the Fund's ability to perform its obligations under this Agreement; or

       (d) at the option of the Company if a Portfolio ceases to quality as a Regulated Investment Company under Subchapter M of the Code (a "RIC"), or under any successor or similar provision, and the disqualification is not cured within the period permitted for such cure, or if the Company reasonably believes that any such Portfolio may fail to so qualify and be unable to cure such disqualification within the period permitted for such cure; or

       (e) at the option of any party to this Agreement, upon another party's material breach of any provision of this Agreement; provided that the party not in breach shall give the party in breach notice of the breach and the party in breach does not cure such breach within 30 days of receipt of such notice of breach; or

       (f) at the option of the Company, if the Company determines in its sole judgment exercised in good faith, that either the Fund, the Underwriter or the Adviser has suffered a material adverse change in its business, operations or financial condition since the date of this Agreement or is the subject of material adverse publicity which is likely to have a material adverse impact upon the business and operations of the Company; or

       (g) at the option of the Fund, the Adviser or the Underwriter if the Fund, the Adviser or the Underwriter, respectively, shall determine in its sole judgment exercised in good faith, that the Company has suffered a material adverse change in its business, operations or financial condition since the date of this Agreement or is the subject of material adverse publicity which is likely to have a material adverse impact upon the business and operations of the Fund, the Adviser or Underwriter.

8.2 Notice Requirement

       (a) In the event that any termination of this Agreement is based upon the provisions of Sections 8.1(b), 8.1(c) or 8.1(d), prompt written notice of the election to terminate this Agreement for cause shall be furnished by the party terminating the Agreement to the non-terminating parties, with said termination to be effective upon receipt of such notice by the non-terminating parties; provided that for any termination of this Agreement based on the provisions of
            Section 8.1(d), said termination shall be effective upon the Portfolio's failure to qualify as a RIC and to cure such disqualification within the period permitted for such cure.

       (b) In the event that any termination of this Agreement is based upon the provisions of Sections 8.1(f) or 8.1(g), prior written notice of the election to terminate this Agreement for cause shall be furnished by the party terminating this Agreement to the non-terminating parties. Such prior written notice shall be given by the party terminating this Agreement to the non-terminating parties at least 60 days before the effective date of termination.

8.3 It is understood and agreed that the right to terminate this Agreement pursuant to Section 8.1(a) may be exercised for any reason or for no reason.

8.4 Effect of Termination

       (a)  Notwithstanding any termination of this Agreement pursuant to
            Section 8.1(a) through 8.1(g) of this Agreement and subject to
            Section 1.2 of this Agreement, the Company may require the Underwriter to continue to make available additional shares of the Fund for so long after the termination of this Agreement as the Company desires pursuant to the terms and conditions of this Agreement as provided in paragraph (b) below, for all Contracts in effect on the effective date of termination of this Agreement (hereinafter referred to as "EXISTING CONTRACTS"), unless such further sale of Fund shares is proscribed by law, regulation or an applicable regulatory body. Specifically, without limitation, the owners of the Existing Contracts shall be permitted to direct reallocation of investments in the Fund, redeem investments in the Fund and/or invest in the Fund upon the making of additional purchase payments under the Existing Contracts unless such further sale of Fund shares is proscribed by law, regulation or an applicable regulatory body. Notwithstanding the foregoing, it is understood that the Trustees of the Fund may cease selling shares of any Portfolio if such action is required by law or by regulatory authorities having jurisdiction or is, in the sole discretion of the Trustees of the Fund, acting in good faith and in compliance with their fiduciary duties under federal and any applicable state laws, necessary in the best interests of the shareholders of any Portfolio. In either such case, the terms of this Section 8.4(a) shall be inapplicable.

       (b) The Adviser and/or the Fund shall remain obligated to pay Company the fees in effect as of the date of termination for so long as shares are held by the Contracts and Company continues to provide services to the Contracts and such fees are payable under the terms of the Fund's then-current prospectus. Such fees shall apply to shares purchased both prior to and subsequent to the date of termination. This Agreement, or any provision thereof, shall survive the termination to the extent necessary for each party to perform its obligations with respect to shares for which a fee continues to be due subsequent to such termination.

                              ARTICLE IX. Notices

9.1 (a) Any notice shall be deemed duly given only if sent by hand or overnight express delivery, evidenced by written receipt or by certified mail, return receipt requested, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party. All notices shall be deemed given the date received or rejected by the addressee.

     If to the Company:

            Hartford Life Insurance Company
            200 Hopmeadow Street
            Simsbury, Connecticut 06089
            Attention: Vice President, Investment Products Division

     with a copy to:

            General Counsel
            Hartford Life Insurance Company
            200 Hopmeadow Street
            Simsbury, Connecticut 06089

     If to the Adviser or the Fund:

            BlackRock Funds
            40 East 52nd Street
            New York, NY 10022
            Attention: Michael Graci

     with a copy to:

            Robert Connolly
            General Counsel
            BlackRock, Inc.
            40 East 52nd Street
            New York, NY 10022

     If to the Underwriter:

            BlackRock Distributors, Inc.
            760 Moore Road

            King of Prussia, PA 19406
            Attention: Jason Greim

                            ARTICLE X Miscellaneous

10.1 Subject to law and regulatory authority, each party hereto shall treat as confidential the names and addresses of the owners of the Contracts and all other information reasonably identified as such in writing by any other party hereto, and, except as contemplated by this Agreement, shall not disclose, disseminate or utilize such confidential information without the express prior written consent of the affected party until such time as it may come into the public domain. In addition, the parties hereby represent that they will use and disclose Personal Information (as defined below) only to carry out the purposes for which it was disclosed to them and will not use or disclose Personal Information if prohibited by applicable law, including, without limitation, statutes and regulations enacted pursuant to the Gramm-Leach-Bliley Act (Public Law 106-102). "PERSONAL INFORMATION" means financial and medical information that identifies an individual personally and is not available to the public, including, but not limited to, credit history, income, financial benefits, policy or claim information and medical records. If either party outsources services to a third party, such third party will agree in writing to maintain the security and confidentiality of any information shared with them.

10.2 The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

10.3 This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

10.4 If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

10.5 This Agreement shall not be assigned by any party hereto without the prior written consent of all the parties.

10.6 Each party hereto shall cooperate with each other party and all appropriate governmental authorities (including without limitation the SEC, the NASD, NASDR and state insurance regulators) and shall permit each other and such authorities (and the parties hereto) reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby. Notwithstanding the foregoing, each party hereto further agrees to furnish the California Insurance Commissioner with any information or reports in connection with services provided under this Agreement which such Commissioner may request in order to ascertain whether the insurance operations of the Company are being conducted in a manner consistent with the California laws and regulations.

10.7 Each party represents that (a) the execution and delivery of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by all necessary corporate or trust action, as applicable, by such party and when so executed and delivered this Agreement will be the valid and binding obligation of such party enforceable in accordance with its terms subject to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; (b) the party has obtained, and during the term of this Agreement will maintain, all authorizations, licenses, qualifications or registrations required to be maintained in connection with the performance of its duties under this Agreement; and (c) the party will comply in all material respects with all applicable laws, rules and regulations.

10.8 The parties to this Agreement may amend by written agreement the Schedules to this Agreement from time to time to reflect changes in or relating to the Contracts, the Separate Accounts or the Portfolios of the Fund.

10.9 The names "BlackRock Funds" and "Trustees of BlackRock Funds" refer respectively to the Trust created and the trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated December 22, 1988 which is hereby referred to and a copy of which is on file at the office of the State Secretary of the Commonwealth of Massachusetts and at the principal office of the Fund. The obligations of "BlackRock Funds" entered into in the name or on behalf thereof by any of the trustees, officers, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the trustees, shareholders, officers, representatives or agents of the Trust personally, but bind only the Trust Property (as defined in the Declaration of Trust), and all persons dealing with any class of shares of the Fund must look solely to the Trust Property belonging to such class for the enforcement of any claims against the Fund.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and behalf by its duly authorized representative as of the date first written above.

HARTFORD LIFE INSURANCE COMPANY         BLACKROCK ADVISORS, INC.

By:    /s/ J Davey                      By:    /s/ Anne Ackerley
       -------------------------------         -------------------------------
Name:  J Davey                          Name:  Anne Ackerley
Title: Vice President                   Title:

BLACKROCK DISTRIBUTORS, INC.            BLACKROCK FUNDS

By:    /s/ Bruno Di Stefano             By:    /s/ Brian P. Kindelan
       -------------------------------         -------------------------------
Name:  Bruno Di Stefano                 Name:  Brian P. Kindelan
Title: Vice President                   Title: Secretary

                                   SCHEDULE A

                               SEPARATE ACCOUNTS

Each Separate Account established by resolution of the Board of Directors of the Company under the insurance laws of the State of Connecticut to set aside and invest assets attributable to the Contracts. Currently, those Separate Accounts are as follows:

401 MARKET

K, K1, K2, K3, K4
TK, TK1, TK2, TK3, TK4
VK, VK1, VK2, VK3, VK4
UK, UK1, UK2, UK3, UK4, 401

457 MARKETS

457

                                   SCHEDULE B

In consideration of the services provided by the Company, each of the Fund (with respect to the Service Fees) and the Adviser (with respect to the Operational
Fees)agrees to pay the Company an amount equal to the following basis points per annum on the average aggregate amount invested by the Company's Separate Account(s) in each Portfolio under the Fund Participation Agreement, such amounts to be paid within 30 days of the end of each calendar quarter.

PORTFOLIO                                                 SERVICE FEES     OPERATIONAL FEES
---------------------------------------------------------------------------------------------
BlackRock Core Bond Total Return -- Investor A Shares          0.25%              0.15%
BlackRock Government Income -- Investor A Shares               0.25%              0.15%

                                  AMENDMENT TO
                      RETAIL FUND PARTICIPATION AGREEMENT

THIS AMENDMENT (the "AMENDMENT"), is made and entered into this 31st day of January, 2005 by and among HARTFORD LIFE INSURANCE COMPANY, a stock life insurance company organized under the laws of Connecticut (hereinafter the "COMPANY"), on its own behalf and on behalf of each Separate Account, BlackRock Funds(SM), an open-end management investment company organized under the laws of Massachusetts (hereinafter the "FUND"), BlackRock Advisors, Inc. (the "ADVISER"), the investment adviser of the Fund, and BlackRock Distributors, Inc., a Delaware corporation (hereinafter the "UNDERWRITER," and collectively with the Fund and Adviser, the "FUND PARTIES"). This agreement amends the Retail Fund Participation Agreement, dated as of December 8, 2004, by and between the Company and Fund Parties (the "RETAIL FUND PARTICIPATION AGREEMENT"). All capitalized terms used in this Amendment and not defined herein shall have the same meaning ascribed to them in the Retail Fund Participation Agreement.

                                  WITNESSETH:

WHEREAS, Fund Parties wish the Company to continue purchasing shares in certain Portfolios of the Fund on behalf of the Company's Separate Accounts set forth on Schedule A of the Retail Fund Participation Agreement;

WHEREAS, Fund Parties wish to make additional Portfolios available to the Company for purchase on the terms and conditions set forth in the Retail Fund Participation Agreement, as amended herein;

NOW, THEREFORE, in consideration of the foregoing and the mutual promises set forth below, the parties agree as follows:

1. Schedule B to the Retail Fund Participation Agreement shall be deleted in its entirety and the Schedule B attached hereto shall be inserted in lieu thereof.

2. The names "BlackRock Funds" and "Trustees of BlackRock Funds" refer respectively to the Trust created and the trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated December 22, 1988 which is hereby referred to and a copy of which is on file at the office of the State Secretary of the Commonwealth of Massachusetts and at the principal office of the Fund. The obligations of "BlackRock Funds" entered into in the name or on behalf thereof by any of the trustees, officers, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the trustees, shareholders, officers, representatives or agents of the Trust personally, but bind only the Trust Property (as defined in the Declaration of Trust), and all persons dealing with any class of shares of the Fund must look solely to the Trust Property belonging to such class for the enforcement of any claims against the Fund.

                                   SCHEDULE B

In consideration of the services provided by the Company, each of the Fund (with respect to the Shareholder Liaison Fees) and the Adviser and/or the Fund (with respect to the Operational Fees) agrees to pay the Company an amount equal to the following basis points per annum on the average aggregate amount invested in Investor Class A shares by the Company's Separate Account(s) in each Portfolio under the Retail Fund Participation Agreement. Invoices will be provided to the Adviser by the Company and invoices will be paid by the Adviser or its designee within 30 days following receipt of such invoice.

                                SHAREHOLDER
                                  LIAISON         OPERATIONAL         NASDAQ
PORTFOLIO                           FEE               FEE             TICKER
--------------------------------------------------------------------------------
Equity Funds
Aurora                             0.25%             0.25%            SSRAX
Small/Mid-Cap Growth               0.25%             0.25%            SCGAX
Legacy                             0.25%             0.25%            SRLAX
Mid-Cap Value Equity               0.25%             0.25%            BMCAX
Large Cap Value Equity             0.25%             0.25%            PNVIX
Large Cap Growth Equity            0.25%             0.25%            PGIAX
Investment Trust                   0.25%             0.25%            CEIAX
Small Cap Growth Equity            0.25%             0.25%            CSGEX
Small Cap Core Equity              0.25%             0.25%            BSQAX
Mid-Cap Growth Equity              0.25%             0.25%            BMGAX
U.S. Opportunities                 0.25%             0.25%            BMEAX
Asset Allocation                   0.25%             0.25%            PCBAX
Health Sciences                    0.25%             0.25%            SHSAX
Dividend Achievers                 0.25%             0.25%            BDAVX
All-Cap Global Resources           0.25%             0.25%            BACAX
Global Science & Technology
Opportunities                      0.25%             0.25%            CIEAX
Fixed Income Funds
Core Bond Total Return             0.25%             0.15%            BCBAX
Government Income                  0.25%             0.15%            CCGAX
Intermediate Government Bond       0.25%             0.15%            CIGAX
Managed Income                     0.25%             0.15%            CMIAX
Intermediate Bond                  0.25%             0.15%            CCIAX
International Bond                 0.25%             0.15%            BIIAX
GNMA Portfolio                     0.25%             0.15%            BGPAX
High Yield Bond                    0.25%             0.15%            BHYAX

Except as specifically set forth herein, all other provisions of the Retail Fund Participation Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and behalf by its duly authorized representative as of the date first written above.

HARTFORD LIFE INSURANCE COMPANY          BLACKROCK ADVISORS, INC.

By:    /s/ Jason Frain                   By:    /s/ Anne Ackerley
       --------------------------------         --------------------------------
Name:  Jason Frain                       Name:  Anne Ackerley
Title: Assistant Vice President          Title: Managing Director

BLACKROCK DISTRIBUTORS, INC.             BLACKROCK FUNDS

By:                                      By:
Name:                                    Name:
Title:                                   Title:

Except as specifically set forth herein, all other provisions of the Retail Fund Participation Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and behalf by its duly authorized representative as of the date first written above.

HARTFORD LIFE INSURANCE COMPANY          BLACKROCK ADVISORS, INC.

By:                                      By:
Name:                                    Name:
Title:                                   Title:

BLACKROCK DISTRIBUTORS, INC.             BLACKROCK FUNDS

By:    /s/ Bruno Distefano               By:    /s/ Brain P. Kindelan
       --------------------------------         --------------------------------
Name:  Bruno Distefano                   Name:  Brian P. Kindelan
Title: Vice President                    Title: Secretary

            SECOND AMENDMENT TO RETAIL FUND PARTICIPATION AGREEMENT

THIS AMENDMENT, dated as of March 12, 2008, to the Retail Fund Participation Agreement, dated December 8, 2004, as amended January 31, 2005, by and among Hartford Life Insurance Company ("Company"), and BlackRock Funds, an open-end management investment company organized under the laws of Massachusetts (hereinafter the "Fund"), BlackRock Advisors, LLC, as successor to BlackRock Advisors, Inc., the investment adviser of the Fund (the "Adviser"),, and BlackRock Distributors, Inc., a Delaware corporation (hereinafter the "Underwriter", and collectively with the Fund and Adviser, the "Fund Parties") is hereby amended as follows:

WHEREAS, the parties desire to amend the Agreement in order to add Class R Shares to the Agreement,

NOW, THEREFORE, the parties agree as follows:

1. All references in the agreement to BlackRock Advisors, Inc. shall be replaced with references to its successor in interest, BlackRock Advisors, LLC.

2.  Schedule A is hereby replaced with the attached Schedule A.

3. Schedule B is hereby be replaced with the attached Schedules B and Schedule B-1..

4. Section 2 of the Amendment dated as of January 31, 2005, and section 10.9 of the Agreement, shall be amended to read as follows:

The names "BlackRock Funds", "BlackRock Funds II", "Trustees of BlackRock Funds" and "Trustees of BlackRock Funds II" refer respectively to the Trust created and the Trustees, as trustees but not individually or personally, acting from time to time under Declarations of Trust which are hereby referred to and copies of which are on file at the office of the State Secretary of The Commonwealth of Massachusetts and at the principal office of each Fund. The obligations of "BlackRock Funds" and "BlackRock Funds II" entered into in the name or on behalf thereof by any of the Trustees, officers, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders, officers, representatives or agents of a Fund personally, but bind only the Trust Property (as defined in the respective Declaration of Trust), and all persons dealing with any class of shares of a Fund must look solely to the Trust Property belonging to such class for the enforcement of any claims against the Fund.

5. Article V. Fees and Expenses, section 5.1, shall be replaced in its entirety with the following:

                          Article V. Fees and Expenses

5.1 The Adviser or its designee shall pay the fees and expenses provided for in the attached Schedule B and Schedule B-l.

(a) In return for the Operational Fees payable by the Adviser or its designee, Company agrees that it will provide the following services to its holders of Contracts ("Client" or "Clients"): which may include the items listed here, without limitation: performance of certain sub-accounting services; establishment and maintenance of accounts and records; assistance in processing purchase and redemption transactions; providing periodic statements with those of other transactions and balances in other accounts serviced by Company, if any; and such other information and services as Adviser may reasonably request and are agreed to by Company (the "Operational Services").

(b) In return for the Shareholder Liaison Services fees payable by the Fund or its designee, Hartford agrees to provide general shareholder liaison services relating to the administration of shareholder accounts with respect to Clients who may from time to time beneficially own shares:

"Shareholder liaison services" include, but are not limited to, (i) answering Client inquiries regarding account status and history, the manner in which purchases, exchanges and redemptions or repurchases of shares may be effected and certain other matters pertaining to the Clients' investments; (ii) assisting Clients in designating and changing dividend options, account designations and addresses; and (iii) providing such other similar services as the Adviser, Fund, Underwriter or a Client may reasonably request.

(c) In return for the fees payable by the Fund or its designee for the Distribution/Sales Support Fee services, Company agrees that it will provide the following services to Clients:

These distribution and sales support services may include some or all of the following: (i) the implementation of marketing and promotional activities, including direct mail promotions; (ii) the distribution of sales literature;
(iii) the payment of expenditures for sales or distribution support services such as for telephone facilities and in-house telemarketing; (iv) the payment of commissions, incentive compensation or other compensation to, and expenses of, account executives or other employees of Company, attributable to distribution or sales support activities; (v) the payment of travel, equipment, printing, delivery and mailing costs, overhead and other office expenses of Company attributable to distribution or sales support activities, as applicable; and
(vi) the payment of any other costs and expenses relating to distribution or sales support activities.

(d) The fees paid to Company pursuant to this Agreement, as amended, are reasonable in relation to the services it provides and reasonably similar to fees it receives for equivalent services provided to other parties.

6. This Amendment may be executed in counterparts, each of which shall be an original and both of which shall constitute one instrument.

HARTFORD LIFE INSURANCE COMPANY         BLACKROCK ADVISORS, LLC

By:     /s/ Jamie Ohl                   By:     /s/ Anne Ackerley
        ------------------------------          ------------------------------
Name:   Jamie Ohl                       Name:   Anne Ackerley
Title:  Vice President                  Title:  Managing Director
Date:   March 12, 2008                  Date:   3/28/08

BLACKROCK DISTRIBUTORS, INC.

By:     /s/ Bruno Di Stefano
        ------------------------------
Name:   Bruno Di Stefano
Title:  Vice President
Date:   3-25-08
agrees to provide general shareholder liaison services relating to the administration of shareholder accounts with respect to Clients who may from time to time beneficially own shares:

"Shareholder liaison services" include, but are not limited to, (i) answering Client inquiries regarding account status and history, the manner in which purchases, exchanges and redemptions or repurchases of shares may be effected and certain other matters pertaining to the Clients' investments; (ii) assisting Clients in designating and changing dividend options, account designations and addresses; and (iii) providing such other similar services as the Adviser, Fund, Underwriter or a Client may reasonably request.

(c) In return for the fees payable by the Fund or its designee for the Distribution/Sales Support Fee services, Company agrees that it will provide the following services to Clients:

These distribution and sales support services may include some or all of the following: (i) the implementation of marketing and promotional activities, including direct mail promotions; (ii) the distribution of sales literature;
(iii) the payment of expenditures for sales or distribution support services such as for telephone facilities and in-house telemarketing; (iv) the payment of commissions, incentive compensation or other compensation to, and expenses of, account executives or other employees of Company, attributable to distribution or sales support activities; (v) the payment of travel, equipment, printing, delivery and mailing costs, overhead and other office expenses of Company attributable to distribution or sales support activities, as applicable; and
(vi) the payment of any other costs and expenses relating to distribution or sales support activities.

(d) The fees paid to Company pursuant to this Agreement, as amended, are reasonable in relation to the services it provides and reasonably similar to fees it receives for equivalent services provided to other parties.

6. This Amendment may be executed in counterparts, each of which shall be an original and both of which shall constitute one instrument.

HARTFORD LIFE INSURANCE COMPANY         BLACKROCK ADVISORS, LLC

By:     /s/ Jamie Ohl                   By:
        ------------------------------
Name:   Jamie Ohl                       Name:
Title:  Vice President                  Title:
Date:   March 12, 2008                  Date:

BLACKROCK DISTRIBUTORS, INC.

By:     /s/ Bruno Di Stefano
        ------------------------------
Name:   Bruno Di Stefano
Title:  Vice President
Date:   3-25-08

                                   SCHEDULE A

                               Separate Accounts

Each Separate Account established by resolution of the Board of Directors of Company under the insurance laws of the State of Connecticut to set aside and invest assets attributable to the Contracts. Currently, those Separate Accounts are as follows:

401 Market

K, K1, K2, K3, K4
TK, TK1, TK2, TK3, TK4
VK, VK1, VK2, VK3, VK4
UK, UK1, UK2, UK3, UK4, 401

403 and 457 Markets

DCI, DCII, DCIII, DCIV, DCV, DCVI, 457, 403, UFC, Separate Account Two, Separate Account Eleven, Separate Account Fourteen

                                   SCHEDULE B

Due to fund launches, reorganizations, liquidations, and fund or individual share class closings, not all the funds listed on Schedule B may be available as of the execution date of this agreement or in the future. Please see the current applicable Prospectus for additional information on availability of individual funds.

In consideration of the services provided by Company, each of the Funds, pursuant to the terms of the applicable prospectus (with respect to the Shareholder Liaison Fee) and the Adviser or its designee (with respect to the Operational Fee) agrees to pay Company an amount equal to the following basis points per annum on the average aggregate amount invested in Class A Share(s) and Institutional Shares(s) in each Portfolio included in this schedule under the Fund Participation Agreement. Invoices will be provided to the Adviser by Company and invoices will be paid by the Adviser or its designee within 30 days following receipt of such invoice. The invoice will be submitted on a quarterly basis in a Microsoft Excel format and include the following information:

1. The total average daily net assets during the period covered by the invoice for each Fund and Share Class (ticker/cusip).

2.  The basis point rate that applies to each ticker/cusip.

3.  The subtotal amount due for each Fund and Share Class (ticker/cusip).

4.  The total amount due.

5.  Payment instructions (Wire/Check/ACH).

6.  Contact information for Company

                                  EQUITY FUNDS

                                                                                    SHAREHOLDER
                                                                                      LIAISON            OPERATIONAL
CLASS                                FUND NAME                        TICKER            FEE                  FEE
------------------------------------------------------------------------------------------------------------------------
A                BlackRock Aggressive Growth Prepared Portfolio      BAAPX              0.25%                0.25%
Institutional    BlackRock Aggressive Growth Prepared Portfolio      BIAPX              0.00%                0.25%
A                BlackRock All-Cap Global Resources Portfolio        BACAX              0.25%                0.25%
Institutional    BlackRock All-Cap Global Resources Portfolio        BACIX              0.00%                0.25%
A                BlackRock Asset Allocation Portfolio                PCBAX              0.25%                0.25%
Institutional    BlackRock Asset Allocation Portfolio                PBAIX              0.00%                0.25%
A                BlackRock Aurora Portfolio                          SSRAX              0.25%                0.25%
Institutional    BlackRock Aurora Portfolio                          SSRCX              0.00%                0.25%
A                BlackRock Balanced Capital Fund, Inc.               MDCPX              0.25%                0.25%
Institutional    BlackRock Balanced Capital Fund, Inc.               MACPX              0.00%                0.25%
A                BlackRock Basic Value Fund, Inc.                    MDBAX              0.25%                0.25%
Institutional    BlackRock Basic Value Fund, Inc.                    MABAX              0.00%                0.25%
A                BlackRock Capital Appreciation Portfolio            SRLAX              0.25%                0.25%
Institutional    BlackRock Capital Appreciation Portfolio            SRLSX              0.00%                0.25%
A                BlackRock Commodity Strategies Fund                 MDCDX              0.25%                0.25%
Institutional    BlackRock Commodity Strategies Fund                 MACDX              0.00%                0.25%
A                BlackRock Conservative Prepared Portfolio           BACPX              0.25%                0.25%
Institutional    BlackRock Conservative Prepared Portfolio           BICPX              0.00%                0.25%
A                BlackRock Global Emerging Markets Fund, Inc.        MDDCX              0.25%                0.25%
Institutional    BlackRock Global Emerging Markets Fund, Inc.        MADCX              0.00%                0.25%
A                BlackRock Equity Dividend Fund                      MDDVX              0.25%                0.25%
Institutional    BlackRock Equity Dividend Fund                      MADVX              0.00%                0.25%
A                BlackRock EuroFund                                  MDEFX              0.25%                0.25%
Institutional    BlackRock EuroFund                                  MAEFX              0.00%                0.25%

                                                                                    SHAREHOLDER
                                                                                      LIAISON            OPERATIONAL
CLASS                                FUND NAME                        TICKER            FEE                  FEE
------------------------------------------------------------------------------------------------------------------------
A                BlackRock Focus Growth Fund, Inc.                   MDFOX              0.25%                0.25%
Institutional    BlackRock Focus Growth Fund, Inc.                   MAFOX              0.00%                0.25%
A                BlackRock Focus Value Fund, Inc.                    MDPNX              0.25%                0.25%
Institutional    BlackRock Focus Value Fund, Inc.                    MAPNX              0.00%                0.25%
A                BlackRock Fundamental Growth Fund, Inc.             MDFGX              0.25%                0.25%
Institutional    BlackRock Fundamental Growth Fund, Inc.             MAFGX              0.00%                0.25%
A                BlackRock Global Allocation Fund, Inc.              MDLOX              0.25%                0.25%
Institutional    BlackRock Global Allocation Fund, Inc.              MALOX              0.00%                0.25%
A                BlackRock Global Dynamic Equity Fund                MDEGX              0.25%                0.25%
Institutional    BlackRock Global Dynamic Equity Fund                MAEGX              0.00%                0.25%
A                BlackRock Global Financial Services Fund, Inc.      MDFNX              0.25%                0.25%
Institutional    BlackRock Global Financial Services Fund, Inc.      MAFNX              0.00%                0.25%
A                BlackRock Global Growth Fund, Inc.                  MDGGX              0.25%                0.25%
Institutional    BlackRock Global Growth Fund, Inc.                  MAGGX              0.00%                0.25%
A                BlackRock Global Opportunities Portfolio            BROAX              0.25%                0.25%
Institutional    BlackRock Global Opportunities Portfolio            BROIX              0.00%                0.25%
A                BlackRock Global Resources Portfolio                SSGRX              0.25%                0.25%
Institutional    BlackRock Global Resources Portfolio                SGLSX              0.00%                0.25%
A                BlackRock Global Science & Technology               BGSAX              0.25%                0.25%
                 Opportunities Portfolio
Institutional    BlackRock Global Science & Technology               BGSIX              0.00%                0.25%
                 Opportunities Portfolio
A                BlackRock Global SmallCap Fund, Inc.                MDGCX              0.25%                0.25%
Institutional    BlackRock Global SmallCap Fund, Inc.                MAGCX              0.00%                0.25%
A                BlackRock Growth Prepared Portfolio                 BAGPX              0.25%                0.25%
Institutional    BlackRock Growth Prepared Portfolio                 BIGPX              0.00%                0.25%
A                BlackRock Health Sciences Opportunities Portfolio   SHSAX              0.25%                0.25%
Institutional    BlackRock Health Sciences Opportunities Portfolio   SHSSX              0.00%                0.25%
A                BlackRock Healthcare Fund, Inc.                     MDHCX              0.25%                0.25%
Institutional    BlackRock Healthcare Fund, Inc.                     MAHCX              0.00%                0.25%
A                BlackRock International Fund                        MDILX              0.25%                0.25%
Institutional    BlackRock International Fund                        MAILX              0.00%                0.25%
A                BlackRock International Opportunities Portfolio     BREAX              0.25%                0.25%
Institutional    BlackRock International Opportunities Portfolio     BISIX              0.00%                0.25%
A                BlackRock International Value Fund                  MDIVX              0.25%                0.25%
Institutional    BlackRock International Value Fund                  MAIVX              0.00%                0.25%
A                BlackRock Large Cap Core Fund                       MDLRX              0.25%                0.25%
Institutional    BlackRock Large Cap Core Fund                       MALRX              0.00%                0.25%
A                BlackRock Large Cap Growth Fund                     MDLHX              0.25%                0.25%
Institutional    BlackRock Large Cap Growth Fund                     MALHX              0.00%                0.25%
A                BlackRock Large Cap Value Fund                      MDLVX              0.25%                0.25%
Institutional    BlackRock Large Cap Value Fund                      MALVX              0.00%                0.25%
A                BlackRock Latin America Fund, Inc.                  MDLTX              0.25%                0.25%
Institutional    BlackRock Latin America Fund, Inc.                  MALTX              0.00%                0.25%
A                BlackRock Lifecycle Prepared Portfolio 2010         BAPAX              0.25%                0.25%
Institutional    BlackRock Lifecycle Prepared Portfolio 2010         BIPAX              0.00%                0.25%
A                BlackRock Lifecycle Prepared Portfolio 2015         BAPBX              0.25%                0.25%
Institutional    BlackRock Lifecycle Prepared Portfolio 2015         BIPBX              0.00%                0.25%
A                BlackRock Lifecycle Prepared Portfolio 2020         BAPCX              0.25%                0.25%
Institutional    BlackRock Lifecycle Prepared Portfolio 2020         BIPCX              0.00%                0.25%
A                BlackRock Lifecycle Prepared Portfolio 2025         BAPDX              0.25%                0.25%

                                                                                    SHAREHOLDER
                                                                                      LIAISON            OPERATIONAL
CLASS                                FUND NAME                        TICKER            FEE                  FEE
------------------------------------------------------------------------------------------------------------------------
Institutional    BlackRock Lifecycle Prepared Portfolio 2025         BIPDX              0.00%                0.25%
A                BlackRock Lifecycle Prepared Portfolio 2030         BAPEX              0.25%                0.25%
Institutional    BlackRock Lifecycle Prepared Portfolio 2030         BIPEX              0.00%                0.25%
A                BlackRock Lifecycle Prepared Portfolio 2035         BAPGX              0.25%                0.25%
Institutional    BlackRock Lifecycle Prepared Portfolio 2035         BIPGX              0.00%                0.25%
A                BlackRock Lifecycle Prepared Portfolio 2040         BAPHX              0.25%                0.25%
Institutional    BlackRock Lifecycle Prepared Portfolio 2040         BIPHX              0.00%                0.25%
A                BlackRock Lifecycle Prepared Portfolio 2045         BAPJX              0.25%                0.25%
Institutional    BlackRock Lifecycle Prepared Portfolio 2045         BIPJX              0.00%                0.25%
A                BlackRock Lifecycle Prepared Portfolio 2050         BAPKX              0.25%                0.25%
Institutional    BlackRock Lifecycle Prepared Portfolio 2050         BIPKX              0.00%                0.25%
A                BlackRock Mid Cap Value Opportunities Fund          MDRFX              0.25%                0.25%
Institutional    BlackRock Mid Cap Value Opportunities Fund          MARFX              0.00%                0.25%
A                BlackRock Mid-Cap Growth Equity Portfolio           BMGAX              0.25%                0.25%
Institutional    BlackRock Mid-Cap Growth Equity Portfolio           CMGIX              0.00%                0.25%
A                BlackRock Mid-Cap Value Equity Portfolio            BMCAX              0.25%                0.25%
Institutional    BlackRock Mid-Cap Value Equity Portfolio            CMVIX              0.00%                0.25%
A                BlackRock Moderate Prepared Portfolio               BAMPX              0.25%                0.25%
Institutional    BlackRock Moderate Prepared Portfolio               BIMPX              0.00%                0.25%
A                BlackRock Natural Resources Trust                   MDGRX              0.25%                0.25%
Institutional    BlackRock Natural Resources Trust                   MAGRX              0.00%                0.25%
A                BlackRock Pacific Fund, Inc.                        MDPCX              0.25%                0.25%
Institutional    BlackRock Pacific Fund, Inc.                        MAPCX              0.00%                0.25%
A                BlackRock Small Cap Core Equity Portfolio           BSQAX              0.25%                0.25%
Institutional    BlackRock Small Cap Core Equity Portfolio           BSQIX              0.00%                0.25%
A                BlackRock Small Cap Growth Equity Portfolio         CSGEX              0.25%                0.25%
Institutional    BlackRock Small Cap Growth Equity Portfolio         PSGIX              0.00%                0.25%
A                BlackRock Small Cap Growth Fund II                  MDSWX              0.25%                0.25%
Institutional    BlackRock Small Cap Growth Fund II                  MASWX              0.00%                0.25%
A                BlackRock Small Cap Value Equity Portfolio          PSEIX              0.25%                0.25%
Institutional    BlackRock Small Cap Value Equity Portfolio          PNSEX              0.00%                0.25%
A                BlackRock Small/Mid-Cap Growth Equity Portfolio     SCGAX              0.25%                0.25%
Institutional    BlackRock Small/Mid-Cap Growth Equity Portfolio     SSEGX              0.00%                0.25%
A                BlackRock Technology Fund, Inc.                     MDGTX              0.25%                0.25%
Institutional    BlackRock Technology Fund, Inc.                     MAGTX              0.00%                0.25%
A                BlackRock U.S. Opportunities Portfolio              BMEAX              0.25%                0.25%
Institutional    BlackRock U.S. Opportunities Portfolio              BMCIX              0.00%                0.25%
A                BlackRock Utilities and Telecommunications Fund,    MDGUX              0.25%                0.25%
                 Inc.
Institutional    BlackRock Utilities and Telecommunications Fund,    MAGUX              0.00%                0.25%
                 Inc.
A                BlackRock Value Opportunities Fund, Inc.            MDSPX              0.25%                0.25%
Institutional    BlackRock Value Opportunities Fund, Inc.            MASPX              0.00%                0.25%

                               FIXED INCOME FUNDS

                                                                                    SHAREHOLDER
                                                                                      LIAISON            OPERATIONAL
CLASS                                FUND NAME                        TICKER            FEE                  FEE
------------------------------------------------------------------------------------------------------------------------
A                BlackRock Enhanced Income Portfolio*                BRIVX              0.25%                0.00%
Institutional    BlackRock Enhanced Income Portfolio*                BRIIX              0.00%                0.00%
A                BlackRock GNMA Portfolio                            BGPAX              0.25%                0.20%

                                                                                    SHAREHOLDER
                                                                                      LIAISON            OPERATIONAL
CLASS                                FUND NAME                        TICKER            FEE                  FEE
------------------------------------------------------------------------------------------------------------------------
Institutional    BlackRock GNMA Portfolio                            BGNIX              0.00%                0.20%
A                BlackRock Government Income Portfolio               CCGAX              0.25%                0.20%
Institutional    BlackRock Government Income Portfolio               BFICX              0.00%                0.20%
A                BlackRock High Income Fund                          MDHIX              0.25%                0.20%
Institutional    BlackRock High Income Fund                          MAHIX              0.00%                0.20%
A                BlackRock High Yield Bond Portfolio                 BHYAX              0.25%                0.20%
Institutional    BlackRock High Yield Bond Portfolio                 BHYIX              0.00%                0.20%
A                BlackRock Inflation Protected Bond Portfolio        BPRAX              0.25%                0.20%
Institutional    BlackRock Inflation Protected Bond Portfolio        BPRIX              0.00%                0.20%
A                BlackRock Intermediate Bond Portfolio II            CCIAX              0.25%                0.20%
Institutional    BlackRock Intermediate Bond Portfolio II            PNBIX              0.00%                0.20%
A                BlackRock Intermediate Government Bond Portfolio    CIGAX              0.25%                0.20%
Institutional    BlackRock Intermediate Government Bond Portfolio    PNIGX              0.00%                0.20%
A                BlackRock International Bond Portfolio              BIIAX              0.25%                0.20%
Institutional    BlackRock International Bond Portfolio              CINSX              0.00%                0.20%
A                BlackRock Low Duration Bond Portfolio               BLDAX              0.25%                0.20%
Institutional    BlackRock Low Duration Bond Portfolio               BFMSX              0.00%                0.20%
A                BlackRock Managed Income Portfolio                  CMIAX              0.25%                0.20%
Institutional    BlackRock Managed Income Portfolio                  PNMIX              0.00%                0.20%
A                BlackRock Short Term Bond Fund                      MDDUX              0.25%                0.20%
Institutional    BlackRock Short Term Bond Fund                      MADUX              0.00%                0.20%
A                BlackRock Total Return Fund                         MDHQX              0.25%                0.20%
Institutional    BlackRock Total Return Fund                         MAHQX              0.00%                0.20%
A                BlackRock Total Return Portfolio II                 BCBAX              0.25%                0.20%
Institutional    BlackRock Total Return Portfolio II                 BFMCX              0.00%                0.20%
A                BlackRock World Income Fund, Inc.                   MDWIX              0.25%                0.20%
Institutional    BlackRock World Income Fund, Inc.                   MAWIX              0.00%                0.20%

------------

*   THIS FUND IS EXCLUDED FROM PAYMENT FOR THE OPERATIONAL FEE

                                  INDEX FUNDS

                                                                                    SHAREHOLDER
                                                                                      LIAISON            OPERATIONAL
CLASS                                FUND NAME                        TICKER            FEE                  FEE
------------------------------------------------------------------------------------------------------------------------
A                BlackRock International Index Fund                  MDIIX              0.25%                0.05%
Institutional    BlackRock International Index Fund                  MAIIX              0.00%                0.05%
A                BlackRock S & P 500 Inex Fund                       MDSRX              0.25%                0.05%
Institutional    BlackRock S & P 500 Inex Fund                       MASRX              0.00%                0.05%
A                BlackRock Small Cap Index Fund                      MDSKX              0.25%                0.05%
Institutional    BlackRock Small Cap Index Fund                      MASKX              0.00%                0.05%

                                  SCHEDULE B-1

Due to fund launches, reorganizations, liquidations, and fund or individual share class closings, not all the funds listed on Schedule B-l may be available as of the execution date of this agreement or in the future. Please see the current applicable Prospectus for additional information on availability of individual funds.

In consideration of the services provided by Hartford, each of the Funds, pursuant to the terms of the applicable prospectus (with respect to the Shareholder Liaison Fee and the Distribution and Sales Support Fee) agrees to pay Hartford an amount equal to the following basis points per annum on the average aggregate amount invested in Class R Share(s) in each Portfolio included in this schedule under the Fund Participation Agreement. Invoices will be provided to the Adviser by Hartford and invoices will be paid by the Adviser or its designee within 30 days following receipt of such invoice. The invoice will be submitted on a quarterly basis in a Microsoft Excel format and include the following information:

1. The total average daily net assets during the period covered by the invoice for each Fund and Share Class (ticker/cusip).

2. The basis point rate that applies to each ticker/cusip.

3. The subtotal amount due for each Fund and Share Class (ticker/cusip).

4. The total amount due.

5. Payment instructions (Wire/Check/ACH).

6. Contact information for Hartford

                                  EQUITY FUNDS

CLASS                              FUND NAME                           CUSIP         TICKER
-----------------------------------------------------------------------------------------------
R             BlackRock Aggressive Growth Prepared Portfolio        09256H716     BRAPX
R             BlackRock Aurora Portfolio                            09256H872     SSRRX
R             BlackRock Balanced Capital Fund, Inc.                 09251C407     MRBPX
R             BlackRock Basic Value Fund, Inc.                      09251G408     MRBVX
R             BlackRock Conservative Prepared Portfolio             09256H773     BRCPX
R             BlackRock Equity Dividend Fund                        09251M405     MRDVX
R             BlackRock EuroFund                                    09251N403     MREFX
R             BlackRock Focus Value Fund, Inc.                      09252E402     MRPNX
R             BlackRock Fundamental Growth Fund, Inc.               09251R404     MRFGX
R             BlackRock Global Allocation Fund, Inc.                09251T400     MRLOX
R             BlackRock Global Dynamic Equity Fund                  09251W502     MREGX
R             BlackRock Global Financial Services Fund, Inc.        09251X401     MRFNX
R             BlackRock Global Growth Fund, Inc.                    09251Y409     MRGWX
R             BlackRock Global SmallCap Fund, Inc.                  09252A400     MRGSX
R             BlackRock Growth Prepared Portfolio                   09256H732     BRGPX
R             BlackRock Healthcare Fund, Inc.                       09252G407     MRHCX
R             BlackRock International Value Fund                    09253H404     MRIVX
R             BlackRock Large Cap Core Fund                         09250J403     MRLRX
R             BlackRock Large Cap Growth Fund                       09250J882     MRLHX
R             BlackRock Large Cap Value Fund                        09250J825     MRLVX
R             BlackRock Lifecycle Prepared Portfolio 2010           09256H666     BRPAX
R             BlackRock Lifecycle Prepared Portfolio 2015           09256H633     BRPBX
R             BlackRock Lifecycle Prepared Portfolio 2020           09256H591     BRPCX
R             BlackRock Lifecycle Prepared Portfolio 2025           09256H567     BRPDX
R             BlackRock Lifecycle Prepared Portfolio 2030           09256H534     BRPEX
R             BlackRock Lifecycle Prepared Portfolio 2035           09256H492     BRPGX
R             BlackRock Lifecycle Prepared Portfolio 2040           09256H468     BRPHX
R             BlackRock Lifecycle Prepared Portfolio 2045           09256H435     BRPJX

                     SHAREHOLDER            DISTRIBUTION/
                       LIAISON              SALES SUPPORT          OPERATIONAL
CLASS                    FEE                     FEE                   FEE
------------  ---------------------------------------------------------------------
R                           0.25%                 0.25%                 0.25%
R                           0.25%                 0.25%                 0.25%
R                           0.25%                 0.25%                 0.25%
R                           0.25%                 0.25%                 0.25%
R                           0.25%                 0.25%                 0.25%
R                           0.25%                 0.25%                 0.25%
R                           0.25%                 0.25%                 0.25%
R                           0.25%                 0.25%                 0.25%
R                           0.25%                 0.25%                 0.25%
R                           0.25%                 0.25%                 0.25%
R                           0.25%                 0.25%                 0.25%
R                           0.25%                 0.25%                 0.25%
R                           0.25%                 0.25%                 0.25%
R                           0.25%                 0.25%                 0.25%
R                           0.25%                 0.25%                 0.25%
R                           0.25%                 0.25%                 0.25%
R                           0.25%                 0.25%                 0.25%
R                           0.25%                 0.25%                 0.25%
R                           0.25%                 0.25%                 0.25%
R                           0.25%                 0.25%                 0.25%
R                           0.25%                 0.25%                 0.25%
R                           0.25%                 0.25%                 0.25%
R                           0.25%                 0.25%                 0.25%
R                           0.25%                 0.25%                 0.25%
R                           0.25%                 0.25%                 0.25%
R                           0.25%                 0.25%                 0.25%
R                           0.25%                 0.25%                 0.25%
R                           0.25%                 0.25%                 0.25%


CLASS                              FUND NAME                           CUSIP         TICKER
-----------------------------------------------------------------------------------------------
R             BlackRock Lifecycle Prepared Portfolio 2050           09256H393     BRPKX
R             BlackRock Mid Cap Value Opportunities Fund            09255V401     MRRFX
R             BlackRock Mid-Cap Growth Equity Portfolio             09256H864     BMRRX
R             BlackRock Moderate Prepared Portfolio                 09256H757     BRMPX
R             BlackRock Pacific Fund, Inc.                          09252J401     MRPCX
R             BlackRock Small Cap Growth Fund II                    09253J400     MRUSX
R             BlackRck Small/Mid-Cap Growth Equity Portfolio        09256H880     SSPRX
R             BlackRock Technology Fund, Inc.                       09252C406     MRGTX
R             BlackRock Value Opportunities Fund, Inc.              09252L406     MRSPX

                     SHAREHOLDER            DISTRIBUTION/
                       LIAISON              SALES SUPPORT          OPERATIONAL
CLASS                    FEE                     FEE                   FEE
------------  ---------------------------------------------------------------------
R                           0.25%                 0.25%                 0.25%
R                           0.25%                 0.25%                 0.25%
R                           0.25%                 0.25%                 0.25%
R                           0.25%                 0.25%                 0.25%
R                           0.25%                 0.25%                 0.25%
R                           0.25%                 0.25%                 0.25%
R                           0.25%                 0.25%                 0.25%
R                           0.25%                 0.25%                 0.25%
R                           0.25%                 0.25%                 0.25%

                               FIXED INCOME FUNDS

CLASS                      FUND NAME                     CUSIP     TICKER
--------------------------------------------------------------------------
R         BlackRock Short Term Bond Fund               09253K506  MRDUX
R         BlackRock Total Return Fund                  09252M800  MRCBX
R         BlackRock Total Return II Portfolio          09256H203  BCBRX

            SHARE HOLDER        DISTRIBUTION/
               LIAISON          SALES SUPPORT        OPERATIONAL
CLASS            FEE                 FEE                 FEE
--------  ---------------------------------------------------------
R                0.25%               0.25%               0.20%
R                0.25%               0.25%               0.20%
R                0.25%               0.25%               0.20%

[LOGO]
BLACKROCK

                                                              September 11, 2008

Re:  Amendment to Agreement(s)

Dear Sir or Madam:

Currently, your firm has an agreement ("Agreement" or "Agreement(s)") with BlackRock Distributors, Inc. ("BDI") and/or BlackRock Advisors, LLC relating to sales of the BlackRock open-end mutual funds pursuant to which you may provide one or more of the following types of services under the Agreement: general shareholder liaison, distribution and sales support, distribution and marketing support, operational and/or recordkeeping services, networking services and/or sub-accounting services with respect to certain BlackRock open-end mutual funds (collectively, the "Funds") in return for certain payments.

Effective as of October 1, 2008, BlackRock Investments, Inc. ("BII") will replace BDI as distributor to the Funds. Therefore, we are proposing that your Agreement(s) be amended to replace BDI with BII.

In addition this letter confirms that, under the terms of the applicable prospectuses and 12b-1 Plans for the Funds underwritten by BII, and consistent with BII's course of dealing with your firm and pursuant to such Agreement(s), any Rule 12b-1 fees that BII may pay to your firm pursuant to the terms of your Agreement(s) will only derive from Rule 12b-1 fees actually received by BII from the applicable Fund, and, consistent with guidelines from the Financial Industry Regulatory Authority, Inc. and the Securities and Exchange Commission, any Rule 12b-1 and/or service fees are not payable by BII to your firm unless and until received by the applicable Fund.

This letter also confirms that once BII receives such service and 12b-1 fees from the applicable Fund, commissions or other payments will be paid to your firm in the same manner and time frame to which your firm is accustomed to receiving such fees (so long as such fees are included under the terms of your Agreement(s)).

We are hereby notifying your firm of our intent to revise our existing agreement to replace BDI with BII and to add in additional language regarding the preceding paragraph. While we also ask that you indicate acceptance of the amendment to the Agreement(s) by signing, dating and returning to us a copy of the attached Amendment, any transaction you submit to us on or after October 1, 2008 will be deemed to evidence your firm's consent to this revision to our existing Agreement(s).

40 East 52nd Street
New York, NY 10022
Tel 212.810.5300
www.blackrock.com

If you object to the Amendment, please contact Megan Rose Lynch at 212-810-5890 immediately. If we do not hear from you within ten (10) days from the date of this letter, we will assume that you do not have any objections to the Amendment.

Please sign and date the Amendment and mail it to:

BlackRock Investments, Inc.
40 East 52nd Street
New York, NY 10022
Attn: Megan Rose Lynch

We appreciate your cooperation.

                                            Sincerely,
                                            /s/ Don Burke
                                            ------------------------------
                                            Don Burke
                                            Managing Director
                                            BlackRock

Amendment to Agreement (s)

You ("Service Organization") have entered into one or more agreements ("Agreement" or "Agreement(s)") with BlackRock Distributors, Inc. ("BDI") and/or BlackRock Advisors, LLC relating to sales of the BlackRock open-end mutual funds pursuant to which you may provide one or more of the following types of services under the terms of your Agreement(s): general shareholder liaison, distribution and sales support, distribution and marketing support, operational and/or recordkeeping services, networking services and/or sub-accounting services in return for certain payments. The parties to the Agreement(s) hereby agree that effective as of October 1, 2008, each such Agreement is hereby amended to indicate that BlackRock Investments, Inc. ("BII") shall replace BDI as a contracting party, and each reference to BDI in the Agreement shall be replaced with a reference to BII. Service Organization hereby consents to BII succeeding to all of BDI's rights, obligations, interests and liabilities under the Agreements and to the substitution in all respects of BII for BDI as a party to the Agreements.

The parties to the Agreement(s) agree that, under the terms of the Prospectuses and 12b-1 Plans for the Funds underwritten by BII and consistent with BII's course of dealing with your firm and pursuant to such Agreement(s), any Rule 12b-1 fees that BII may pay to your firm in connection with distribution and/or shareholder services and pursuant to the terms of your firm's Agreement(s), if applicable, will only derive from Rule 12b-1 fees actually received by BII from the applicable Fund, and consistent with guidelines from the Financial Industry Regulatory Authority, Inc. and the Securities and Exchange Commission, any Rule 12b-1 and/or service fees are not payable by BII to your firm unless and until received by the applicable Fund.

This amendment confirms that once BII receives such service and/or 12b-1 fees from the applicable Fund, commissions or other payments will be paid to your firm in the same manner and time frame to which your firm is accustomed to receiving such fees (so long as such fees are included under the terms of your Agreement(s)).

                                 *************

To the extent that provisions of the Agreement(s) and this Amendment are in conflict, the terms of this Amendment shall control. Except to the extent amended by this Amendment, the Agreement(s) shall remain unchanged and in full force and effect, and are hereby ratified and confirmed in all respects as amended hereby.

Agreed and Accepted:

Firm Name:  Hartford Life Insurance Co.  BlackRock Investments, Inc.

Signature: /s/ Jamie Ohl                 Signature: /s/ Don Burke
           ----------------------------             ----------------------------
Name:      Jamie Ohl                     Name:      Don Burke
Title:     Senior. Vice President        Title:     Manager Director
Date:      1/16/2009                     Date:      2/5/2009

BlackRock Distributors, Inc.

Signature: /s/ Bruno DiStefano
           ----------------------------
Name:      Bruno DiStefano
Title:     Vice President
Date:      2/3/2009

Amendment to Agreement (s)

You ("Service Organization") have entered into one or more agreements ("Agreement" or "Agreement(s)") with BlackRock Distributors, Inc. ("BDI") and/or BlackRock Advisors, LLC relating to sales of the BlackRock open-end mutual funds pursuant to which you may provide one or more of the following types of services under the terms of your Agreement(s): general shareholder liaison, distribution and sales support, distribution and marketing support, operational and/or recordkeeping services, networking services and/or sub-accounting services in return for certain payments. The parties to the Agreement(s) hereby agree that effective as of October 1, 2008, each such Agreement is hereby amended to indicate that BlackRock Investments, Inc. ("BII") shall replace BDI as a contracting party, and each reference to BDI in the Agreement shall be replaced with a reference to BII. Service Organization hereby consents to BII succeeding to all of BDI's rights, obligations, interests and liabilities under the Agreements and to the substitution in all respects of BII for BDI as a party to the Agreements.

The parties to the Agreement(s) agree that, under the terms of the Prospectuses and 12b-1 Plans for the Funds underwritten by BII and consistent with BII's course of dealing with your firm and pursuant to such Agreement(s), any Rule 12b-1 fees that BII may pay to your firm in connection with distribution and/or shareholder services and pursuant to the terms of your firm's Agreement(s), if applicable, will only derive from Rule 12b-1 fees actually received by BII from the applicable Fund, and consistent with guidelines from the Financial Industry Regulatory Authority, Inc. and the Securities and Exchange Commission, any Rule 12b-1 and/or service fees are not payable by BII to your firm unless and until received by the applicable Fund.

This amendment confirms that once BII receives such service and/or 12b-1 fees from the applicable Fund, commissions or other payments will be paid to your firm in the same manner and time frame to which your firm is accustomed to receiving such fees (so long as such fees are included under the terms of your Agreement(s)).

                                 *************

To the extent that provisions of the Agreement(s) and this Amendment are in conflict, the terms of this Amendment shall control. Except to the extent amended by this Amendment, the Agreement(s) shall remain unchanged and in full force and effect, and are hereby ratified and confirmed in all respects as amended hereby.

Amends The Retail Fund Participation Agreement

Dated: December 8, 2004

Agreed and Accepted:

Firm Name:  Hartford Life Insurance      BlackRock Investments, Inc.
            Company

Signature: /s/ Jason Frain               Signature: /s/ Don Burke
           ----------------------------             ----------------------------
Name:      Jason Frain                   Name:      Don Burke
Title:     Assistant Vice President      Title:     Managing Director
Dated:     September 16, 2008            Dated:     9/24/2008

BlackRock Distributors, Inc.

Signature: /s/ Bruno Distefano
           ----------------------------
Name:      Bruno Distefano
Title:     Vice President
Dated:     09/22/2008

                                AMENDMENT TO THE

                      RETAIL FUND PARTICIPATION AGREEMENT

                                  BY AND AMONG

         BLACKROCK INVESTMENTS, LLC, BLACKROCK ADVISORS, LLC, BLACKROCK
          INSITUTIONAL TRUST COMPANY, N.A., BLACKROCK FUNDS, BLACKROCK
                                 FUND ADVISORS

                                      AND

                        HARTFORD LIFE INSURANCE COMPANY

THIS AMENDMENT (the "Amendment"), dated as of July 15, 2011 and effective as of July 1, 2011 (the "Effective Date") is made and entered into by and among BlackRock Investments, LLC, formerly known as BlackRock Investments, Inc. and the successor distributor to BlackRock Distributors, Inc. (the "Underwriter" or "BRIL"), BlackRock Advisors, LLC, formerly known as BlackRock Advisors, Inc. ("BAL"), BlackRock Institutional Trust Company, N.A. ("BTC"), BlackRock Funds, BlackRock Fund Advisors ("BFA"), and Hartford Life Insurance Company ("Company"). This Amendment amends the Retail Fund Participation Agreement, dated December 8, 2004, as amended (the "Agreement"), by and among BlackRock Funds, BlackRock Advisors, Inc., BlackRock Distributors, Inc., and Company. Capitalized terms used in this Amendment and not defined herein shall have the same meaning ascribed to them in the Agreement.

WHEREAS, Company, BlackRock Funds III, formerly known as Barclays Global Investors Funds ("BRFIII"), and BFA, formerly known as Barclays Global Fund Advisors ("BFA"), were parties to the Retail Fund Participation Agreement, dated February 28th, 2003 (the "2003 Agreement"), under which Company purchased shares of certain mutual funds (the "BRF III Portfolios");

WHEREAS, after BlackRock, Inc. acquired Barclays Global Investors, there were duplicative agreements between Company and BlackRock entities with respect to the BRF III Portfolios, and as a result, BlackRock Funds, the Underwriter, and BAL sent Company a negative consent amendment (the "Negative Consent"), dated March 23, 2010, terminating the 2003 Agreement as of April 1, 2010 (the "2003 Agreement Termination Date") and adding BTC as a party to the Agreement;

WHEREAS, the parties desire to ratify the termination of the 2003 Agreement but modify certain other provisions set forth in the Negative Consent;

WHEREAS, the Underwriter and BAL desire to (i) increase the number of Portfolios available under the Agreement for investment by Company, (ii) remove BTC as a party to the Agreement since BAL or its designee will pay fees to Company pursuant to the new SCHEDULE B to the Agreement, (iii) remove BlackRock Funds as a party to the Agreement since BlackRock Funds is no longer the only BlackRock open-end investment management company issuing shares in Portfolios available pursuant to the Agreement, and other BlackRock parties to the Agreement can assume the responsibilities of BlackRock Funds, and (iv) add BFA as a party to the Agreement since it is the investment adviser for the BRF III Portfolios, and all these proposals are acceptable to Company, BTC and BlackRock Funds; and

WHEREAS, the parties desire to revise the compensation provisions of the Agreement by replacing SCHEDULES B AND B-1 thereto;

NOW, THEREFORE, in consideration of the promises and mutual covenants hereinafter contained, the parties, intending to be legally bound, agree as follows:

1. The parties hereby ratify the termination of the 2003 Agreement as of the 2003 Agreement Termination Date and agree that all distribution activities, sales support activities, shareholder liaison services, and operational and recordkeeping services performed by Company on or after April 1, 2010 in connection with shares of the BRF III Portfolios which were purchased prior to that date pursuant to the 2003 Agreement are being performed in accordance with, and governed by, the Agreement.

2.  BlackRock Funds and BTC shall no longer be parties to the Agreement.

3. BFA shall be added as a party to the Agreement, and any reference to the "Adviser" shall mean BAL and/or BFA, as applicable. Without limiting the generality of the foregoing, the term "Indemnified Party" in Section 6.1(a) of the Agreement shall include BFA, each of its trustees, directors, officers, employees and agents, and each person who controls BFA within the meaning of section 15 of the 1933 Act.

4. The term "Fund" shall mean all open-end management investment companies whose investment portfolios are specified in SCHEDULE B hereto as being available for investment by Company or a specific investment company offering an investment portfolio specified in SCHEDULE B, as applicable, and from and after the Effective Date, any responsibilities of the "Fund" pursuant to the Agreement shall be performed by the Underwriter or the Adviser, as applicable.

5. Sections 1.3 and 1.8 of the Agreement are hereby amended to delete all references to special timing with respect to the BRF III Portfolios.

6. Section 9.1(a) of the Agreement is hereby amended to rename the section "Section 9.1", delete all the notice information therein for BlackRock entities, and replace the notice information as follows:

     If to the Adviser:
     BlackRock Advisors, LLC
     Attn: Lisa Hill,
     Business Analytics
     55 East 52nd Street
     New York, NY 10055
     with a copy to:
     Robert Connolly, General Counsel
     BlackRock, Inc.
     40 East 52nd Street
     New York, NY 10022

     If to the Underwriter:
     BlackRock Investments, LLC
     Attention: Frank Porcelli
     40 East 52nd Street
     New York, NY 10022

     with a copy to:
     BlackRock Investments, LLC
     Rick Froio, Chief Compliance Officer
     One Financial Center
     Boston, MA 02110

7.  Section 10.9 of the Agreement is hereby deleted in its entirety.

8. SCHEDULE A of the Agreement is hereby deleted in its entirety and replaced with SCHEDULE A attached hereto.

9. SCHEDULES B AND B-1 of the Agreement are hereby deleted in their entirety and replaced with SCHEDULE B attached hereto, and all references in the Agreement to SCHEDULE B-1 shall be replaced with references to SCHEDULE B.

10 Except as modified hereby, all other terms and conditions of the Agreement shall remain in full force and effect.

11. This Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same Amendment.

IN WITNESS WHEREOF, the undersigned have executed this Amendment by their duly authorized officers as of the Effective Date.

HARTFORD LIFE INSURANCE COMPANY

By:       /s/ Richard E. Cady
          ------------------------------
Name:     Richard E. Cady
Title:    Assistant Vice President

BLACKROCK FUNDS

By:       /s/ Brendan Kyne
          ------------------------------
Name:     Brendan Kyne
Title:    Vice President

BLACKROCK INSTITUTIONAL TRUST COMPANY, N.A.

By:       /s/ Frank Porcelli              /s/ Brendan Kyne
          ------------------------------  ------------------------------
Name:     Frank Porcelli                  Brendan Kyne
Title:    Managing Director               Managing Director

BLACKROCK ADVISORS, LLC

By:       /s/ Lisa Hill
          ------------------------------
Name:     Lisa Hill
Title:    Director

BLACKROCK INVESTMENTS, LLC

By:       /s/ Frank Porcelli
          ------------------------------
Name:     Frank Porcelli
Title:    Managing Director

BLACKROCK FUND ADVISORS

By:       /s/ Brendan Kyne
          ------------------------------
Name:     Brendan Kyne
Title:    Managing Director

                              AGREED AND ACCEPTED:

BLACKROCK FUNDS III

By:       /s/ Brendan Kyne
          ------------------------------
Name:     Brendan Kyne
Title:    Vice President

                                   SCHEDULE A

                               SEPARATE ACCOUNTS

Each Separate Account established by resolution of the Board of Directors of the Company under the insurance laws of the State of Connecticut to set aside and invest assets attributable to the Contracts.

                                   SCHEDULE B

In consideration of the services provided by Company in accordance with the Agreement to Separate Accounts on whose behalf Company holds shares of the Funds listed below, the following fees will be paid:

Part I: Shareholder Liaison Fee and/or Distribution and Sales Support Fee

These fees will be paid pursuant to the terms of the applicable prospectus and statement of additional information. Company agrees to waive the payment of any general shareholder liaison services and/or distribution and sales support fees unless and until BRIL has received such fees from the applicable Fund.

Part II: Operational Services Fee (or Operational and Recordkeeping Fee)

BAL or its designee agrees to pay Company an amount equal to the following basis points per annum on the average net daily asset value of share(s) in each Portfolio included in this Schedule held by Company on behalf of the Separate Accounts.

               Open-End Equity, Fixed Income and Index Funds (1)

                                         EQUITY      FIXED INCOME       INDEX
--------------------------------------------------------------------------------
Class A:                               30 bps      30 bps             5 bps
Class R:                               30 bps      30 bps             5 bps
Service Class:                         30 bps      30 bps             5 bps
Institutional Class:                   20 bps      20 bps             5 bps

LIFEPATH (2)                             EQUITY                         INDEX
--------------------------------------------------------------------------------
Investor A:                            50 bps                         5 bps
R:                                     30 bps                         5 bps
Institutional Class:                   50 bps                         5 bps

Part III:

Invoices will be provided by Company to BAL or its designee. Payment shall be made by BAL or its designee quarterly following receipt of such invoice.

------------

(1) Due to fund launches, reorganizations, liquidations, and fund or individual share class closings, not all the Funds in each of the share classes listed in this Schedule may be available as of the Effective Date or in the future. BAL shall provide Company with reasonable advance notice, such as a broker dealer or back-office communication, in the event that any Fund(s) listed herein and available under this Agreement are not or will not be available to Company. Upon the signing of this Amendment, and thereafter upon the reasonable request of Company, BAL shall forward Company a complete list of all of the Funds then available under the Agreement, which shall include their categories, share classes, and CUSIPs.

(2) For purposes of this Agreement, LifePath Index Funds are considered to be BlackRock Index Funds, and the Operational Services fee for LifePath Index Funds shall be 0 .05% (5 bps).

Company will submit invoices to BAL or its designee at NonStandard.Invoices@blackrock.com or such other email address as is specified by BAL to Company from time to time. The invoice will be submitted on a quarterly basis in a Microsoft Excel format and include the following information:

1. Total average daily net assets during the period covered by the invoice by CUSIP and account.

2.  The basis point rate that applies to each CUSIP and account.

3.  The subtotal amounts due by CUSIP

4.  The total amount due.

5.  Payment instruction (Wire/Check/ACH).

6.  Contact information for Company.

Invoices must be submitted in a timely manner. Any invoice which is received subsequent to three (3) months after the time period covered by the invoice may be subject to non-payment. Additions or adjustments to previously received invoices submitted subsequent to three (3) months after the time period covered by the invoice may also be subject to non-payment.

The parties acknowledge and agree that the assets and/or accounts covered under the terms of this Agreement will not be subject to fees or any additional payment arrangements with BAL or its affiliates for operational services, recordkeeping services, sub-transfer agency-, services, sub-accounting services, networking services, or for any similar services other than as described herein. Company represents and warrants on a continuing basis during the term of the Agreement that it is not invoicing BAL or its affiliates for duplicative fees as described in the preceding sentence.

Company represents and warrants to BAL that the fees paid to it pursuant to this Agreement are reasonable in relation to the services it provides and reasonably similar to fees it receives for equivalent services provided to other parties.

Any invoices shall only cover time periods for which this Agreement is in effect.

4.  PART IV:

All A, Institutional R, and Service share classes of the BlackRock open-end equity, fixed income, and index funds which are available for investment, pursuant to the terms of their applicable prospectus and SAI, are eligible for payment for providing Operational Services under the compensation terms of the Agreement, with the exception of the exclusions listed below. The parties may amend the fee exceptions as needed from time to time in an agreement in writing signed by each party hereto.

         EXCLUDED FROM OPERATIONAL AND RECORDKEEPING PAYMENTS UNDER THE
                            TERMS OF THIS AGREEMENT

Company is not entitled to receive any fees for providing Operational Services with respect to the following BlackRock products:

B share class
BlackRock share class
K share class
Prime share class (A1, A2, B1, B2, C1, C2)
529 Plans
BlackRock Closed End Funds
BlackRock Institutional Trust Company N.A. Collective Trust Funds
BlackRock Money Market Funds (All Funds)
BlackRock Variable Series Funds (All Funds)
BlackRock Series Funds (All Funds)
BlackRock Bond Allocation Target Series (All Series)
FDP Series (All Series)
Managed Account Series (All Restricted Series)

BLACKROCK

August 2, 2011

John Williams
Fund Management Consultant
Hartford Retirement Plans Group
200 Hopmeadow Street
Simsbury, CT 06089

RE: AMENDMENT TO THE RETAIL FUND PARTICIPATION AGREEMENT

Dear Mr. Williams:

Enclosed please find a fully executed Amendment to the Retail Fund Participation Agreement between BlackRock and Hartford Life Insurance Company.

Regards,

/s/ Kevin Geoghegan

Kevin Geoghegan
(Phone 212.810.5344)
BlackRock
Park Avenue Plaza
55 East 52nd Street, 25th Floor
New York, NY 10055

40 East 52nd Street
New York, NY 10022
Tel 212.810.5300
www.blackrock.com